UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2013

CELLULAR DYNAMICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)

Registrant’s telephone number, including area code:  (608) 310-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On October 29, 2013, Cellular Dynamics International, Inc. (“CDI”) and the California Institute for Regenerative Medicine (“CIRM”) entered into an iPSC Derivation Agreement (the “Derivation Agreement”), which incorporates a Notice of Grant Award (the “NGA” and together with the Derivation Agreement, the “Agreement”) relating to the previously announced $16 million grant awarded by CIRM to CDI.

The terms of the Agreement provide that:

•

CDI will use its episomal reprogramming technology to derive three induced pluripotent stem cell (“iPSC”) lines from blood or skin samples from each of 3,000 different individuals.

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CDI’s work will be performed and funded by CIRM’s $16 million grant over multiple years.

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CDI will deposit the iPSC lines that CDI creates in the iPSC bank that the Coriell Institute for Medical Research (“Coriell”) will maintain under CIRM’s repository grant awarded to Coriell.

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CIRM will own any intellectual property that is created by CDI in the course of performing its work under the Agreement and that covers any potential use of the iPSC lines by CIRM, Coriell or others.

•

CDI otherwise retains all of its intellectual property.

•

CDI will license or sublicense, according to the terms specified in the Agreement, certain intellectual property owned by or licensed to CDI to persons who receive any iPSC lines from the Coriell iPSC bank (a “Standard Form hiPSC License”).

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CIRM will require Coriell to not allow any person to receive any iPSC lines from the Coriell iPSC bank unless the person has entered into a Standard Form hiPSC License with CDI.

CDI anticipates that it will use its existing technology and intellectual property to perform its work under the Agreement.

The foregoing summary of the Derivation Agreement and the NGA does not purport to be complete and is qualified in its entirety by reference to such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2013 CDI issued a press release announcing the Agreement.  A copy of CDI’s press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No	Description
	10.1†	iPSC Derivation Agreement dated as of October 25, 2013 by and between the California Institute for Regenerative Medicine and Cellular Dynamics International, Inc.

	10.2†	Notice Of Grant Award dated as of October 25, 2013 by and between the California Institute for Regenerative Medicine and Cellular Dynamics International, Inc.

	99.1	Press Release

† Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2013

CELLULAR DYNAMICS

INTERNATIONAL, INC.

By:

/s/ Robert J. Palay

Robert J. Palay
Chief Executive Officer

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